SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 21, 2003


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                  48-0457967
(State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                       Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                66251
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (913) 624-3000



 (Former name or former address, if changed since last report)


                  P. O. Box 11315, Kansas City, Missouri 64112
                (Mailing address of principal executive offices)

Item 7.  Financial Statements and Exhibits

     99. Press Release announcing 2003 first quarter results.

Item 12. Results of Operations and Financial Condition

     Press Release. On April 21, 2003, the registrant ("Sprint") announced its 2003 first quarter results. The press release is furnished as Exhibit 99.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION


Date:  April 23, 2003              By: /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number    Description                                                 Page

   99.    Press Release announcing 2003 first quarter results.